SCHEDULE 14C
(RULE 14C-101)

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
Check the appropriate box:
Preliminary Information Statement
Definitive Information Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

PET EXPRESS SUPPLY, INC.
(Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the Appropriate Box):
No fee required
Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount previously paid:

Form, Schedule or Registration Statement No.:

Filing Party:

Date Filed:

PET EXPRESS SUPPLY, INC.
59 West 19th Street, 6th Floor,
New York, NY 10011
(646) 461-2400

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY

New York, New York
*, 2008

This information statement has been mailed on or about *, 2008 to the stockholders of record on August 25, 2008 (the “Record Date”) of Pet Express Supply, Inc., a Nevada corporation (the “Company”), in connection with certain actions to be taken by the written consent by stockholders of the Company holding a majority of the voting power of the outstanding shares of stock of the Company, dated as of August 25, 2008. The actions to be taken pursuant to the written consent shall be taken on or about *, 2008, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO
STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH
WILL BE DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY
By Order of the Board of Directors,

/s/ Jonathan Bomser
President and Chief Executive Officer

NOTICE OF ACTION TO BE TAKEN PURSUANT THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING SHARES OF STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED *, 2008

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to the written consent of stockholders holding a majority of the voting power of the outstanding shares of stock of the Company dated *, 2008, in lieu of a special meeting of the stockholders. Such action will be taken on or about *, 2008:

1. To elect members to our Board of Directors, each to hold office until 2009 Annual Meeting or until his successor is elected and qualified (Action 1).

2. To amend the Company’s Articles of Incorporation to change the name of the Company to Woozyfly Inc. (Action 2).

3. To amend the Company’s Articles of Incorporation to effect a stock split of all of the outstanding shares of common stock, $0.001 par value per share (the “Common Stock”) of the Company at a ratio of six for one (the “Stock Split”) (Action 3).

4. To adopt the 2008 Employee Option Plan for the issuance of up to 6,000,000 shares of the Common Stock (post Stock Split) over the term of the Plan (Action 4).

5. To adopt the Amended and Restated Bylaws for the Company (Action 5).

6. To amend the Company’s Articles of Incorporation to create 10,000,000 shares of blank check preferred stock, $0.001 par value per share (Action 6).

OUTSTANDING SHARES AND VOTING RIGHTS

As of August *, 2008, the Company's authorized capitalization consisted of 100,000,000 shares of Common Stock, of which 2,935,112 shares were issued and outstanding. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of stock as of *, 2008 have voted in favor of the foregoing proposals by resolution dated *, 2008; and having sufficient voting power to approve such proposals through their ownership of stock, no other stockholder consents will be solicited in connection with this Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on *, 2008.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held as of the Record Date by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to Section 78.370 of the Nevada General Corporation Law.

ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company’s stockholders as of the close of business on *, 2008 (the “Record Date”) of certain corporate actions expected to be taken pursuant to the consents or authorizations of stockholders representing a majority of the voting rights of the Company’s outstanding stock.

Stockholders holding a majority of the voting power of the Company’s outstanding stock voted in favor of the corporate matters outlined in this Information Statement, which action is expected to take place on or around *, 2008, consisting of the approval to elect members to the Board of Directors; to file an amendment of the Company’s Articles of Incorporation for the purpose of (1) changing the name of the Company to Woozyfly Inc., (2) effecting a forward stock split of all of the outstanding shares of Common Stock of the Company and (3) creating 10,000,000 shares of blank check preferred stock, $0.001 par value; to adopt the 2008 Employee Option Plan; and to adopt the Amended and Restated Bylaws of the Company (the “Actions”).

Who is entitled to Notice?

Each outstanding share of Common Stock on record as of the Record Date will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations. Stockholders as of the close of business on the Record Date that held in excess of fifty percent (50%) of the voting power of the Company's outstanding shares of Stock voted in favor of the Proposals.

What Constitutes the Voting Shares of the Company?

The voting power entitled to vote on the proposals consists of the vote of the holders of a majority of the voting power of the outstanding stock, each of whom is entitled to one vote per share. As of the Record Date, * shares of Common Stock were issued and outstanding.

What Corporate Matters Will the Stockholders Vote For, and How Will They Vote?

Stockholders holding a majority of the voting power of our outstanding stock have voted in favor of the following Proposals:

1. To elect members to our Board of Directors, each to hold office until the 2009 Annual Meeting or until his successor is elected and qualified (Action 1).

2. To amend the Company’s Articles of Incorporation to change the name of the Company to Woozyfly Inc. (Action 2).

3. To amend the Company’s Articles of Incorporation to effect a stock split of all of the outstanding shares of Common Stock of the Company at a ratio of six for one (the “Stock Split”) (Action 3).

4. To adopt the 2008 Employee Option Plan for the issuance of up to 6,000,000 shares of Company Common Stock (post Stock Split) over the term of the Plan (Action 4).

5. To adopt the Amended and Restated Bylaws for the Company (Action 5).

6. To amend the Company’s Articles of Incorporation to create 10,000,000 shares of blank check preferred stock, $0.001 par value (Action 6).

What Vote is Required to Approve the Proposals?

The affirmative vote of a majority of the voting power of the shares of our stock outstanding on the Record Date is required for approval of the Proposals. A majority of the voting power of the outstanding shares of stock has voted already in favor of the Proposals.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of July 31, 2008 with respect to the beneficial ownership of the Company’s outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the named executive officers, directors and director nominees; and (iii) our directors, director nominees and named executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise indicated, the address for each stockholder is c/o the Company.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned (1)
Jonathan Bomser (2)	357,508	10.8%

Jeanne Drewsen (3)	45,000	1.5%

Emanuel Gerard (4)	120,000	3.8%

Renea Yamada	235,000	8%

Diane Egger	10,000	*

Todd Bomser	-0-	n/a

Vision Opportunity Master Fund Ltd. (5) 20 West 55 th Street, 5 th Floor New York, New York 10019	290,576	9.9%

Bleecker Holdings, Inc. (6) 1995 Broadway, Suite 1600 New York, NY 10023	405,000	13.8%

DigitalFX International, Inc. (7) 3035 East Patrick Lane, Suite 9 Las Vegas, Nevada 89120	920,000	31.3%

WF Holdings, LLC (8) 44 Easton Road Westport, CT 06880	405,000	13.8%

All officers and directors as a group (6 persons)	767,508	24.2%
_______________
*   Less than one percent.
(1)   Beneficial ownership percentages gives effect to the completion of the Share Exchange and issuance of the Notes and Warrants, and are calculated based on 2,935,112 shares of common stock issued and outstanding on July 31, 2008.  Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act.  The number of shares beneficially owned by a person includes shares of common stock underlying options or warrants held by that person that are currently exercisable or exercisable within 60 days of July 31, 2008.  The shares issuable pursuant to the exercise of those options or warrants are deemed outstanding for computing the percentage ownership of the person holding those options and warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable, unless otherwise noted in the applicable footnote.
(2)   Includes 350,000 shares issuable upon exercise of options.
(3)   Consists of shares issuable upon exercise of options.
(4)   Consists of shares issuable upon exercise of options.
(5)   Adam Benowitz and Randy Cohen share investment and dispositive power of the shares held by this entity. Does not include warrants to purchase 629,424 shares of common stock which may not be exercised if such exercise would cause this entity to hold more than 10% of the common stock of the Company.
(6)   Joseph Bianco holds investment and dispositive power of the shares held by this entity.
(7)   DigitalFX International, Inc. is a publicly traded company.
(8)   Ashok Narang holds investment and dispositive power of the shares held by this entity.

DIRECTORS AND EXECUTIVE OFFICERS

Below are the names and certain information regarding the Company’s executive officers, directors and director nominees. Officers are elected annually by the Board of Directors. Unless otherwise indicated, each of the following officers and directors were appointed and elected on July 28, 2008.

Name	Age	Position

Jonathan Bomser	37	President, Chief Executive Officer and Director
Emanuel Gerard	75	Chairman
Jeanne Drewsen	60	Executive Vice President, Secretary and General Counsel
Renea Yamada	44	Director*
Diane Egger	43	Director*
Todd Bomser	41	Chief Financial Officer
___________________
*   Previously a director of the Company. To resign upon the Company’s meeting its information obligations under the Securities Exchange Act of 1934, as amended.

Jonathan Bomser. Mr. Bomser was President and Chief Executive Officer of CJ Vision Enterprises, Inc., a Delaware corporation doing business as Woozyfly.com (“CJVE,” the “Company” or “Woozyfly”) since its inception in June 2007. On July 25, 2008, we and CJVE entered into an Exchange Agreement (the “Exchange Agreement”) with each of the stockholders (the “CJVE Stockholders”) of CJVE, pursuant to which the Company purchased from the CJVE Stockholders all issued and outstanding shares of CJVE’s common stock, preferred stock and warrants to purchase CJVE stock in consideration for the issuance of 2,235,112 shares of Common Stock of Pet Express and, to holders of warrants to purchase shares of Common Stock of Pet Express, warrants to purchase 849,560 shares of Common Stock of Pet Express. Pursuant to the Exchange Agreement, on July 28, 2008 Mr. Bomser became President and Chief Executive Officer of the Company. Prior to becoming an officer of CJVE, Mr. Bomser had been a Senior Project Manager at AOL since November 2006 where he assisted in managing the technology initiatives, creative strategies and business development for AIM Pages.com, AOL’s Social Network. From 2003 to 2006 he was an Executive Producer and Founder of En Pea Productions, Inc., a television production company focused on reality television, commercials and music videos. Since May 2006, he has also been consulting for marketing, sales and creative strategies for Veoh.com (a video sharing service), and BigString.com (a publicly traded email company adding social media features to their marketing mix), Vuguru.com (Michael Eisner’s production vehicle and online web presence) and others. He has served as a strategy, creative and marketing executive and consultant for other entities including Alliance Entertainment, Caroline Records, Wind Up Records, WPP, Penguin USA, Walt Disney Company, EIU.com and numerous start-ups and reorganizations. Mr. Bomser graduated from Florida International University with a Bachelor of Science in Communications in 1992.

Emanuel Gerard. Mr. Gerard currently serves as an advisor and investor in several private enterprises. From 2003 to 2006, Mr. Gerard served as the Vice Chairman of BMO Capital Markets. Prior thereto Mr. Gerard served as chairman of Gerard Klauer Mattison & Co., an investment banking and boutique equity research firm serving the institutional marketplace, which he founded in 1989 in New York and sold to BMO Financial Group (a subsidiary of the Bank of Montreal) in 2003. Before founding GKM, Mr. Gerard was Co-COO of Warner Communications, Inc. Mr. Gerard holds a BA from Brown University and an MBA from Harvard Business School.

Jeanne Drewsen. Jeanne Drewsen was part of the founding team of C J Vision Enterprises, Inc. On July 28, 2008, pursuant to the Exchange Agreement, Ms. Drewsen became Executive Vice President and General Counsel of the Company. She served as Executive Vice President and General Counsel of Sheridan Square Entertainment, Inc. from 2003 to 2007. In this capacity, she handled all the responsibilities of chief corporate legal officer. In addition, as head of business and legal affairs of the company’s V2 and Artemis Record labels, she was responsible for, among other things, negotiating and drafting recording, joint venture, master use, management and employment agreements, advising on legal issues involving intellectual property and employment matters and supervising A&R administration and outside counsel. She worked on contracts and other matters for such artists as White Stripes, The Raconteurs, Moby, Warren Zevon, Steve Earle, Jill Sobule, Lisa Loeb, Blood Brothers, Jesse Malin and many others. Prior to joining the Company, Ms. Drewsen was a member of the legal staff for Alliance Entertainment Corp. where she developed both legal and business expertise relating to the distribution of records produced by independent record labels. Before joining Alliance Entertainment Corp., Ms. Drewsen ran her own literary agency, Jeanne Drewsen Agency, from 1979 until 1995 where she represented the books of clients such as Newbery Honor award winner Suzanne Fisher Staples, astronaut Scott Carpenter, and journalists Thomas McNamee and William Severini Kowinski. Ms. Drewsen is a graduate of Yale Law School. She began her legal career as an associate attorney at the law firm Paul, Weiss, Rifkind, Wharton & Garrison, where she worked on corporate finance matters and corporate transactions.

Renea Yamada. Mrs. Yamada has been involved in retail management for 28 years.  From 1977-1984 and from 1997 to the present, she is the retail manager for Eggers Better Meat, in Spokane, Washington, where she is in charge of customer relations, donations and advertising, as well as managed personnel, scheduling and payroll.  In addition, she cut, prepared and packaged meat products and delivered items to customers.  From 1992-1994, Mrs. Yamada was a sales associate and retail manager for Robinson May Company in Phoenix, Arizona, where she managed inventory control and stocking, as well as resetting product displays.  Between 1994 and 1996, she was an administrative assistant with Concord Confections in Phoenix, Arizona, ordering product and handling all office functions.  From 1996 to 1997, Mrs. Yamada started and operated Eggers Produce in Spokane, Washington.  Mrs. Yamada ran significantly all operations from inventory management to selling produce to customers.

Diane L. Egger.   Mrs. Egger has been involved in retail sales management for 23 years.  From 1999 to the present, she is a department manager for Pumpkin Patch Grocery and Liquor, in Spokane, Washington, where she is in charge of setting sales goals, establishing new accounts, merchandizing, purchasing, inventory control, and employee training.  From 1993 to 1999, Mrs. Eggers was a supply clerk at Sacred Heart Medical Center in Spokane, Washington, where she was in charge of purchasing, and inventory control.  Between 1990 and 1993, she was a Quality Control Inspector at Miles Lavatories Holistersteer in Spokane, Washington, tracking sales and maintaining detailed product quality records and reports.  From 1990-1989, Mrs. Egger was a Department Manager overseeing and responsible for the management of three departments and the employees assigned to each department at Portland Food 4 Less in Portland Oregon.

Todd Bomser. Mr. Bomser has been our Chief Financial Officer since August 1, 2008. He is a partner in the CPA firm of Spiewak, Gottesman, Bomser & Company, P.A. located in Plantation, Florida. His experience includes business plan creation, strategic planning, financial performance modeling and analysis, cash flow management, mergers & acquisitions, Initial Public Offerings, and various general accounting and financial management activities. He has worked with public and private companies as well as franchise organizations in a variety of industries.  Mr. Bomser holds received his Bachelor of Business Administration degree in Accounting from Florida Atlantic University and his Bachelor of Science degree in Business Administration from the University of Florida.  He is a licensed CPA and is an active member of the American Institute of Certified Public Accountants (AICPA) and the Florida Institute of Certified Public Accountants (FICPA). Mr. Bomser has been retained by the Company on a part time basis and it is expected that he will spend approximately 20 hours per week working for the Company.

Family Relationships

Ms Yamada and Egger are sisters in law. Jonathan Bomser and Todd Bomser are brothers.

Employment agreement

CJVE and Jonathan Bomser entered into an employment agreement dated June 15, 2007, as amended by a first amendment to employment agreement dated January 2, 2008, pursuant to which the parties agreed that Mr. Bomser be employed as the Company’s President and Chief Executive Officer. The agreement has a term of three years with automatic one year renewals unless either party notifies the other not less than 30 days prior to the expiration of the term of the agreement. In connection with the consummation of the transactions contemplated in the Exchange Agreement, the Company assumed the employment agreement.

Under the terms of the employment agreement, Mr. Bomser is paid a base salary of $150,000 per year with a bonus to be determined at the discretion of the Company’s board of directors. Mr. Bomser was also granted options under CJVE’s 2007 Employee Stock Option Plan, which Mr. Bomser may exchange for Options granted under the 2008 Employee Option Plan to purchase 290,000 shares of the Common Stock of Pet Express (pre-Stock Split).

On July 28, 2008, Pet Express and Mr. Bomser entered into an agreement to provide additional incentive compensation to Mr. Bomser in connection with his services which are over and above the duties and responsibilities set forth in his employment agreement. Under this incentive agreement, Mr. Bomser is entitled to receive the following percent of the proceeds from certain transactions involving the sale of the Company or a major portion thereof: 5% of the first $10,000,000; 4% of the second $10,000,000, and 2.5% of the next $80,000,000 (and no percent of proceeds in excess of $100,000,000).

ACTION 1: ELECTION OF DIRECTORS

Pursuant to our Bylaws, the holders of our common stock may elect our directors. All nominees have advised us that they are able and willing to serve as directors.

Except as set forth below, no arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee.

The following table sets forth the names and ages of the nominees of our Board of Directors:

Name	Age	Current Position with Company
Jonathan Bomser	37	President and Chief Executive Officer
Emanuel Gerard	75	Chairman
Joel Simon	40

Jonathan Bomser. Mr. Bomser was President and Chief Executive Officer of CJVE. Pursuant to the Exchange Agreement, on July 28, 2008 Mr. Bomser became President and Chief Executive Officer of the Company. Prior to becoming an officer of CJVE, he had been a Senior Project Manager at AOL since November 2006 where he assisted in managing the technology initiatives, creative strategies and business development for AIM Pages.com, AOL’s Social Network. From 2003 to 2006 he was an Executive Producer and Founder of En Pea Productions, Inc., a television production company focused on reality television, commercials and music videos. Since May 2006, he has also been consulting for marketing, sales and creative strategies for Veoh.com (a video sharing service), and BigString.com (a publicly traded email company adding social media features to their marketing mix), Vuguru.com (Michael Eisner’s production vehicle and online web presence) and others. He has served as a strategy, creative and marketing executive and consultant for other entities including Alliance Entertainment, Caroline Records, Wind Up Records, WPP, Penguin USA, Walt Disney Company, EIU.com and numerous start-ups and reorganizations. Mr. Bomser graduated from Florida International University with a Bachelor of Science in Communications in 1992.

Emanuel Gerard. Mr. Gerard currently serves as an advisor and investor in several private enterprises. From 2003 to 2006, Mr. Gerard served as the Vice Chairman of BMO Capital Markets. Prior thereto Mr. Gerard served as chairman of Gerard Klauer Mattison & Co., an investment banking and boutique equity research firm serving the institutional marketplace, which he founded in 1989 in New York and sold to BMO Financial Group (a subsidiary of the Bank of Montreal) in 2003. Before founding GKM, Mr. Gerard was Co-COO of Warner Communications, Inc. Mr. Gerard holds a BA from Brown University and an MBA from Harvard Business School.

Joel Simon. Mr. Simon is President and owner of JSM Music, Inc.  In 1997, he purchased JSM Music when it was a small commercial music house, and helped transition the company into a commercial music producer in New York City.  In January 2007, Crain’s Magazine selected Mr. Simon as one of their “40 under 40”.  Mr. Simon graduated from Cornell University, and started his career as a musician and composer.

We are incorporated in Nevada and are subject to the provisions of the Nevada General Corporation Law. Our Articles of Incorporation provide that we will indemnify and hold harmless our officers and directors to the fullest extent permitted by Chapter 78 of the Nevada Revised Statutes.

Section 78.138 of the Nevada Revised Statutes (“NRS”) provides that, with certain specified exceptions, or unless the articles of incorporation or an amendment thereto, in each case filed on or after October 1, 2003, provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Directors’ Compensation

We have no formal or informal arrangements or agreements to compensate our directors for services provided as director of the Company.

Board of Directors and Committee Meetings

Our business, property and affairs are managed by or under the direction of the board of directors. Members of the board are kept informed of our business through discussion with the chief executive and financial officers and other officers, by reviewing materials provided to them and by participating at meetings of the board and its committees.

We do not currently have any Board committees.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our board of directors should address the communication either to the board of directors or to the individual director c/o Jonathan Bomser, Chief Executive Officer, 59 West 19th Street, 6th Floor, New York, NY 10011. Mr. Bomser will forward the communication either to all of the directors, if the communication is addressed to the board, or to the individual director, if the communication is directed to a director.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company's securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of the Company's Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.  Except as otherwise set forth herein, based solely on review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended December 31, 2007 beneficial owners did not comply with Section 16(a) filing requirements applicable to them to the extent they did not file any of the forms required under Section 16(a).

Nominees for Director

Any stockholder who wants to nominate a candidate for election to the board must deliver timely notice to our secretary at our principal executive offices. In order to be timely, the notice must be delivered:

☐
in the case of an annual meeting, not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if we did not hold an annual meeting or the annual meeting is called for a date that is not within 30 days of the anniversary date of the prior year’s annual meeting, the notice must be received a reasonable time before we begin to print and mail our proxy materials; and

☐	in the case of a special meeting of stockholders called for the purpose of electing directors, the notice must be received a reasonable time before we begin to print and mail our proxy materials.

The stockholder’s notice to the secretary must set forth:
☐
as to each person whom the stockholder proposes to nominate for election as a director (a) his name, age, business address and residence address, (b) his principal occupation and employment, (c) the number of shares of our common stock are owned beneficially or of record by him and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations of the Commission thereunder; and

☐
as to the stockholder giving the notice (a) his name and record address, (b) the number of shares of common stock of the corporation which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (d) a representation by him that he is a holder of record of our stock entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in his notice and (e) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations of the Commission thereunder.

The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the Record Date for the determination of stockholders entitled to vote at the meeting.

2009 Annual Meeting. The Board of Directors intends to set the date of the 2009 Annual Meeting of stockholders of the Company for a date in February, 2009.

ACTION 2: CHANGE OF CORPORATE NAME TO WOOZYFLY INC.

On *, 2008, the Board of Directors and a majority of the stockholders of the Company adopted a proposal to change the name of the Company to Woozyfly Inc. for the reason set forth below.

We were incorporated in the State of Nevada on September 11, 2003 for the purpose of selling pet supplies via the Internet to discriminating feline and canine owners seeking unique products not typically found in the larger pet “superstores.”  We intended to offer a narrow selection of products from small, specialty manufacturers, as well as larger, established companies.  Our goal was to offer a variety of unique items alongside well-known popular brands and products. From inception through December 31, 2007, we had no operations, generated only nominal revenues and incurred a net loss of $43,418. At December 31, 2007, we were considered a development stage company.

On July 28, 2008, we entered into an Exchange Agreement (the “Exchange Agreement”) with each of the stockholders (the “CJVE Stockholders”) of CJ Vision Enterprises, Inc., a Delaware corporation doing business as Woozyfly.com (“CJVE,” the “Company” or “Woozyfly”), pursuant to which we purchased from the CJVE Stockholders all issued and outstanding shares of CJVE’s common stock, preferred stock and warrants to purchase CJVE stock in consideration for the issuance of 2,235,112 shares of Common Stock of Pet Express and, to holders of warrants to purchase shares of Common Stock of Pet Express, warrants to purchase 849,560 shares of Common Stock of Pet Express (the “Share Exchange”).

The Share Exchange resulted in a change in control of the Company with the Stockholders owning 2,235,112 shares of Common Stock of Pet Express out of a total of 2,935,112 issued and outstanding shares after giving effect to the Share Exchange.  Also, the directors and officers of CJVE were, respectively, elected directors of Pet Express and appointed as its executive officers.  As a result of the Exchange Agreement, (i) CJVE became our wholly-owned subsidiary and (ii) we succeeded to the business of CJVE as our sole business.

Woozyfly is an Internet music and entertainment company that owns and operates WOOZYFLY.com, an on-line music media site devoted to independent music and entertainment, and WOOZY Productions, a production company that produces and owns music videos, reality content, recorded musical performances, animations, recorded concerts and interviews with recording artists, all for streaming on the WOOZYFLY.com website and available for such other uses as the Woozyfly may determine. Woozyfly’s goals are to create the first truly complete music and entertainment resource for broadcasting, promotion, marketing, distribution, licensing, communication, and user generated content online. To that end, it has created a platform for fans, bands, artists, and internet DJs and VJs to connect with each other while discovering new music and entertainment. Woozyfly was founded by music industry veterans and experts in internet marketing, social networks and technology.

To better reflect our new business direction, our board of Directors and the majority of our stockholders determined that we should change our name to Woozyfly Inc.

ACTION 3: FORWARD STOCK SPLIT

The Board of Directors has been granted the authority to effect a forward split of the outstanding shares of our common stock at a ratio of six for one (6:1) (the “Stock Split”). If the Board of Directors decides to implement the Stock Split, it will become effective upon the filing of the Amendment with the Secretary of State of the State of Nevada. The form of the Amendment is attached to this Information Statement as Exhibit A.

Purpose and Effect of Amendment.

Our Common Stock is currently quoted on the OTC Bulletin Board. At the present time, there are approximately 700,000 shares our Common Stock (pre Stock Split) that are freely tradable. We believe that the absence of a substantial market for our shares is a disincentive for investors to acquire our common shares. We believe that the Stock Split will substantially increase the number of our common shares that trade in the over-the-counter market with the goal of providing substantially greater liquidity for our shares which, hopefully, will provide greater incentive for investors to acquire our common shares. However, given the early stage of development of our company, our small size and limited revenues there are no assurances that the Stock Split will have the desired effect.

No further action on the part of the stockholders is required to either implement or abandon the Stock Split. The number of shares owned by each holder of common stock on the Record Date for the Stock Split will be proportionally increased six-fold. In addition, the number of shares of our common stock which will be issued and outstanding after the Stock Split will increase six-fold.

When implemented, the Stock Split will also have the following effects upon the number of shares of our common stock outstanding and the number of authorized and unissued shares of our common stock:

•	The number of authorized shares of common stock will not change,
•	No scrip or fractional shares will be issued as a result of the Stock Split and any fractional shares which may be issuable will be rounded up to the nearest whole share,
•	The per share loss and net book value of our common stock will be decreased because there will be a greater number of shares of our common stock outstanding;
•	The par value of the common stock will remain $0.001 per share;
•
The stated capital on our balance sheet attributable to the common stock will be increased 6 times its present amount, and the additional paid-in capital account will be debited with the amount by which the stated capital is increased; and

•
All outstanding options, warrants, and convertible securities entitling the holders thereof to purchase shares of common stock will enable such holders to purchase, upon exercise thereof, six times the number of shares of common stock which such holders would have been able to purchase upon exercise thereof immediately preceding the forward stock split, at the same aggregate price required to be paid therefore upon exercise thereof immediately preceding the Stock Split.

Our common stock is quoted on the OTC Bulletin Board under the symbol PXPS. The Stock Split will also have the following effects on our common stock as it relates the public markets:

•
Immediately following the effective date of the Stock Split the market price of our common stock as quoted on the OTC Bulletin Board is expected to decrease six-fold and thereafter the quoted price will be subject to ordinary market conditions, and

•
The CUSIP number of our common stock will not change, but the trading symbol will be changed to reflect the Stock Split. As soon as practicable before the effective date of the Stock Split we will issue a press release with the new stock symbol.

As soon as practicable after the effective date of the Stock Split, stockholders of record on the Record Date will receive certificates representing the additional shares of common stock issued to the stockholder as a result of the Stock Split. We will bear the costs of the issuance of the additional stock certificates.

Certain Federal Income Tax Consequences

The Stock Split should not result in any recognition of gain or loss. The holding period of the additional shares of our common stock to be issued as a result of the Stock Split (the “New Shares”) will include the stockholder’s holding period for the corresponding original shares owned prior to the Stock Split. The adjusted basis of the New Shares (including the original shares) will be equal to the adjusted basis of a stockholder’s original shares. Notwithstanding the foregoing, the federal income tax consequences of the receipt of an additional share in lieu of a fractional interest is not clear but may result in tax liabilities which should not be material in amount in view of the low value of the fractional interest. Our beliefs regarding the tax consequence of the Stock Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident foreign individuals, broker-dealers and tax exempt entities. The state and local tax consequences of the Stock Split may vary significantly as to each stockholder, depending upon the state in which he or she resides.

The foregoing summary is included for general information only. Each stockholder should consult his, her or its own tax adviser concerning the particular U.S. federal tax consequences of the Stock Split, as well as any consequences arising under the laws of any other taxing authority, such as any state, local or foreign income tax consequences to which they may be subject.

To ensure compliance with Treasury Department Circular 230, each holder of Common Stock is hereby notified that: (a) any discussion of U.S. federal tax issues in this Information Statement is not intended or written to be used, and cannot be used, by such holder for the purpose of avoiding penalties that may be imposed on such holder under the Internal Revenue Code; (b) any such discussion has been included by us in furtherance of the Stock Split on the terms described herein; and (c) each such holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.

ACTION 4: APPROVAL OF THE 2008 INCENTIVE STOCK OPTION PLAN

The Board of Directors has been granted the authority to adopt the 2008 Incentive Stock Option Plan (the “2008 Incentive Plan” or the “Plan”) and to authorize 6,000,000 (post Stock Split) shares of Common Stock for issuance thereunder. The Company’s Board of Directors believes in order to attract and retain the services of executives and other key employees, it is necessary for us to have the ability and flexibility to provide a compensation package which compares favorably with those offered by other companies and accordingly, voted unanimously to adopt the 2008 Option Plan. In addition, pursuant to the Exchange Agreement, grantees who received options granted under C J Vision Enterprises, Inc.’s 2007 Employee Stock Option Plan may exchange those options for Options granted under the 2008 Incentive Plan. At the date hereof, there are 739,501 (pre Stock Split) outstanding options granted under C J Vision Enterprises, Inc.’s 2007 Employee Stock Option Plan (4,437,006 post Stock Split)(the “CJVE Options).

Set forth below is a summary of the 2008 Incentive Plan, but this summary is qualified in its entirety by reference to the full text of the 2008 Incentive Plan, a copy of which is included as Exhibit B to this information statement.

Description of the 2008 Incentive Stock Option Plan

General

The Company’s Board of Directors has approved the reservation of 6,000,000 (post Stock Split) shares of Common Stock for issuance under the 2008 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986 (the “Code”) or options which are not (“Non-ISOs”) intended to qualify as Incentive Stock Options thereunder.

The 2008 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2008 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

The number of shares reserved for issuance under the 2008 Incentive Plan accounts for the 6 for 1 forward stock split as discussed elsewhere in this information statement under Action 3.

Purpose

The primary purpose of the 2008 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company’s business and to facilitate the ownership of the Company's stock by employees. In the event that the 2008 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

The 2008 Incentive Plan, when approved, will be administered by the Company’s Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2008 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the 2008 Incentive Plan and may vote on any matter affecting the administration of the 2008 Incentive Plan or the grant of any option pursuant to it. In the event that any member of the Board of Directors is at any time not a "disinterested person" to the extent that such member is the recipient of a grant under the 2008 Incentive Plan, then such grant under the Plan shall not be administered by said member of the Board of Directors, and may only by administered by a Committee all the members of which are disinterested persons, as so defined or by the remaining members of the Board of Directors who are not recipients of the grant in question.

Eligibility

Under the 2008 Incentive Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2008 Incentive Plan. The Board of Directors has approved exchanging options granted C J Vision Enterprises, Inc. under CJVE’s 2007 Employee Stock Option Plan for Incentive Plan Options granted under the 2008 Incentive Plan.

Terms of Options

The terms of each Option granted under the 2008 Incentive Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the 2008 Incentive Plan, including the following:

(a) Purchase Price. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2008 Incentive Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

(b) Vesting. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) Expiration. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for five (5) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2008 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) Transferability. No Option shall be transferable, except by will or the laws of descent and distribution, and, during the lifetime of the Optionee, Options may be exercised by the Optionee only. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) Option Adjustments. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

(f) Termination, Modification and Amendment. The 2008 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Nevada.
(g) Notwithstanding the foregoing, the Options granted under the Plan in exchange for CJVE Options the terms of the Exchange Options shall be the terms of the CJVE Options as originally granted by of CJVE."
Federal Income Tax Aspects of the 2008 Incentive Plan

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2008 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2008 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2008 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2008 Incentive Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2008 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2008 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Shares Reserved under the 2008 Employee Stock Option Plan

The Company’s Board of Directors has approved the reservation of 6,000,000 post-split shares of Common Stock for distribution under the 2008 Option Plan.

ACTION 5: ADOPTION OF THE AMENDED AND RESTATED BYLAWS

The Board and the consenting stockholders unanimously adopted and approved to amend and restate the Company's by-laws to reflect the following changes, as contained below.  The following is not the by-laws in its entirety but specific language reflecting the material changes of the by-laws, a copy of the by-laws are attached to this information statement as Exhibit C.

The following material changes were made to the by-laws:

Board of Directors- Number, Term, Election and Qualification: a) The first Board of Directors of the Company, and all subsequent Boards of the Company, shall consist of not less than one (1) and not more than nine (9) directors. The number of Directors may be fixed and changed from time to time by ordinary resolution of the stockholders of the Company.

b) The first Board of Directors shall hold office until the first annual meeting of stockholders and until their successors have been duly elected and qualified or until there is a decrease in the number of directors. Thereinafter, Directors will be elected at the annual meeting of stockholders and shall hold office until the annual meeting of the stockholders next succeeding his or her election, or until his or her prior death, resignation or removal. Any Director may resign at any time upon written notice of such resignation to the Company.

c) A casual vacancy occurring in the Board may be filled by the remaining Directors.

d) Between successive annual meetings, the Directors have the power to appoint one or more additional Directors but not more than 1/2 of the number of Directors fixed at the last stockholder meeting at which Directors were elected. A Director so appointed holds office only until the next following annual meeting of the Company, but is eligible for election at that meeting. So long as he or she is an additional Director, the number of Directors will be increased accordingly.

e)  A Director is not required to hold a share in the capital of the Company as qualification for his or her office.

The Company believes that adoption of the amended and restated bylaws will provide greater flexibility in the way it manages its affairs.

ACTION 6: AMENDING THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE THE CREATION OF 10,000,000 SHARES OF “BLANK CHECK” PREFERRED STOCK

On August *, 2008, the majority stockholders of the Company approved an amendment to the Company’s Articles of Incorporation to authorize the creation of 10,000,000 shares of “blank check” preferred stock. The Board believes that the authorization of preferred shares would provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financings, and stock based acquisitions. Article V would be amended to read as follows and would be filed with the Nevada Secretary of State:

Article V: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value	Authorized Shares
Common	$0.001	100,000,000
Preferred	$0.001	10,000,000
Totals:		110,000,000

The proposed amendment to the Company’s Articles of Incorporation will create 10,000,000 authorized shares of “blank check” preferred stock. The proposed Amendment to the Company’s Articles of Incorporation, attached as Exhibit “A” to this information statement contains provisions related to the “blank check” preferred stock. The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed Certificate of Amendment to the Articles of Incorporation as set forth in Exhibit “A”.

The term “blank check” refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the Board upon issuance. The authorization of such blank check preferred stock would permit the Board to authorize and issue preferred stock from time to time in one or more series.

Subject to the provisions of the Company’s Certificate of Amendment to the Articles of Incorporation and the limitations prescribed by law, the Board would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The Board would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its stockholders. The amendment to the Articles of Incorporation would give the Board flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the Board deems to be in the best interests of the Company and its stockholders.

The amendment would provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its Common Stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the Board for any proper corporate purpose. It is anticipated that such purposes may include exchanging preferred stock for Common Stock and, without limitation, may include the issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

While the amendment may have anti-takeover ramifications, the Board believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board enabling the Board to consider the proposed transaction in a manner that best serves the stockholders' interests.

The Company has no present plans, arrangements, commitments or understandings for the issuance of shares of Preferred Stock.

Forward-Looking Statements and Information

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

ADDITIONAL INFORMATION

The Company will provide upon request and without charge to each stockholder receiving this Information Statement a copy of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2007 and quarterly report on Form 10-QSB for the quarters ended March 31, 2008 and the quarterly report on Form 10-Q for the quarter ended June 30, 2008, including the financial statements and financial statement schedule information included therein, as filed with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

EXHIBIT INDEX

Exhibit A	Certificate of Amendment to the Articles of Incorporation
Exhibit B	2008 Employee Option Plan
Exhibit C	Amended and Restated Bylaws

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommended approval of the Amendment to the stockholders holding majority of the voting power.

By order of the Board of Directors
*, 2008

/s/Jonathan Bomser
Jonathan Bomser
Chief Executive Officer

New York, New York
*, 2008

EXHIBIT A

CERTIFICATE OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
PET EXPRESS SUPPLY, INC.

The undersigned, being the Chief Executive Officer of PET EXPRESS SUPPLY, INC., a corporation existing under the laws of the State of Nevada, does hereby certify under the seal of the said corporation as follows:

1. The name of the Corporation (hereinafter referred to as the “Corporation”) is Pet Express Supply, Inc.

2. The Articles of Incorporation of the Corporation are hereby amended by replacing Articles I and V, in their entirety, with the following:

ARTICLE I NAME. The complete name of this Corporation shall be WOOZYFLY INC.

Article V SHARES. The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value	Authorized Shares
Common	$0.001	100,000,000
Preferred	$0.001	10,000,000
Totals:		110,000,000

The outstanding shares of Common Stock shall be split on a six-for-one basis, effective as of the effective date of this Certificate of Amendment. The number of authorized, but unissued shares shall not be affected by the stock split.

3. The amendment of the Articles of Incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation’s Board of Directors and by a written consent signed by stockholders holding shares in the Corporation entitling them to exercise a majority of the voting power, in accordance with the provisions of Sections 78.320 of the General Corporation Law of the State of Nevada.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation’s Articles of Incorporation, as amended, to be signed by Jonathan Bomser, its Chief Executive Officer, on *, 2008.

Pet Express Supply, Inc.

/s/	Jonathan Bomser
Jonathan Bomser
Chief Executive Officer

EXHIBIT B

2008 INCENTIVE STOCK OPTION PLAN
WOOZYFLY INC.

This WOOZYFLY Inc. 2008 Incentive Stock Option Plan (the "Plan") is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1.	Definitions.

(a)	"Board" - The Board of Directors of the Company.

(b)	"Code" - The Internal Revenue Code of 1986, as amended from time to time.

(c)
"Committee" - The Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(d)	"Company" - Woozyfly Inc. and its subsidiaries including subsidiaries of subsidiaries.

(e)	"Exchange Act" - The Securities Exchange Act of 1934, as amended from time to time.

(f)	"Fair Market Value" - The fair market value of the Company's issued and outstanding Stock as determined in good faith by the Board or Committee.

(g)
"Grant" - The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(h)	"Grant Agreement" - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(i)
"Option" - Either an Incentive Stock Option, in accordance with Section 422 of Code, or a Nonstatutory Option, to purchase the Company's Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an "Optionee."

(j)	"Participant" - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

(k)	"Restricted Stock Purchase Offer" - A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

(l)	"Securities Act" - The Securities Act of 1933, as amended from time to time.

(m)	"Stock" - Authorized and issued or unissued shares of common stock of the Company.

(n)	"Stock Award" - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

2.
Administration. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

3.	Eligibility.

(a)
General: The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

(b)
Incentive Stock Options: Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director's fee shall not be sufficient to constitute employment by the Company.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

(c)
Nonstatutory Option: The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a "Nonstatutory Option" or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

(d)	Stock Awards and Restricted Stock Purchase Offers: The provisions of this Section 3 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

4.	Stock.

(a)	Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

(b)
Number of Shares: Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed Six Million (6,000,000). If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

(c)
Reservation of Shares: The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d)
Application of Funds:  The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

(e)	No Obligation to Exercise: The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5.
Terms and Conditions of Options. Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. The form of Incentive Stock Option Agreement attached hereto as Exhibit A and the three forms of a Nonstatutory Stock Option Agreement for employees, for directors and for consultants, attached hereto as Exhibit B-1, Exhibit B-2 and Exhibit B-3, respectively, shall be deemed to be approved by the Board. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a)	Number of Shares: Each Option shall state the number of shares to which it pertains.

(b)	Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:

(i)
Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company ("Ten Percent Holder") shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and

(ii)
Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant.

For the purposes of this Section 5(b), the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System or Small Cap Issue Market) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

(c)
Medium and Time of Payment: The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company's outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

(i)
in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

(ii)
through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee's delivery of a promissory note in form and substance satisfactory to the Company and permissible under applicable law and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration permitted by the Nevada Revised Statutes as may be acceptable to the Board.

(d)
Term and Exercise of Options: Any Option granted to an employee of the Company shall become exercisable over a period of no longer than five (5) years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

(e)
Termination of Status as Employee, Consultant or Director: If Optionee's status as an employee shall terminate for any reason other than Optionee's disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee's Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination (or, in the event of "termination for good cause" as that term is defined in Nevada case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days (except that in the case of "termination for cause" or removal of a director, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

(f)
Disability of Optionee: If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 5(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

(g)
Death of Optionee: If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee's Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee's death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee's death and not previously exercised by the Optionee.

(h)	Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(i)
Recapitalization: Subject to any required action of stockholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration" by the Company.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 6(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action of stockholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

(j)
Rights as a Stockholder: An Optionee shall have no rights as a stockholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(i) hereof.

(k)
Modification, Acceleration, Extension, and Renewal of Options: Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and applicable securities laws. Notwithstanding the provisions of this Section 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(l)
Exercise Before Exercise Date: At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee's employment as contemplated by Section 5(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

(m)
Other Provisions: The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, the Nevada Revised Statutes, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

(n)
Repurchase Agreement: The Board may, in its discretion, require as a condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion ("Repurchase Agreement"), (i) restricting the Optionee's right to transfer shares purchased under such Option without first offering such shares to the Company or another stockholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee's employment with the Company, for any reason, the Company (or another stockholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other stockholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to: (A) the fair value of such shares as of such date of termination; or (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under applicable law; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

(o)
Options Granted pursuant to the Plan in Exchange for CJVE Options. Pursuant to the Exchange Agreement dated July 25, 2008 between the Company and C J Vision Enterprises, Inc. (“CJVE”), grantees who received options granted by CJVE under C J Vision Enterprises, Inc.’s 2007 Employee Stock Option Plan (the “CJVE Options”) may exchange those options for Options granted under the Plan (the “Exchange Options”). Notwithstanding anything to the contrary in this Agreement, the terms of the Exchange Options shall be the terms of the CJVE Options as originally granted by of CJVE.

6.	Stock Awards and Restricted Stock Purchase Offers.

(a)	Types of Grants.

(i)
Stock Award. All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement substantially in the form attached hereto as Exhibit C.

(ii)
Restricted Stock Purchase Offer. A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant's continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer substantially in the form attached hereto as Exhibit D.

(b)
Conditions and Restrictions. Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as "Restricted Stock". Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 6(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

(c)
Cancellation and Rescission of Grants. Unless the Stock Award Agreement or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, the Plan and with the following conditions:

(i)
A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than ten percent (10%) equity interest in the organization or business.

(ii)
A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material, as defined in the Company's Proprietary Information and Invention Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

(iii)
A Participant, pursuant to the Company's Proprietary Information and Invention Agreement, shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

(iv)
Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 6(c) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

(d)	Nonassignability.

(i)
Except pursuant to Section 6(e)(iii) and except as set forth in Section 6(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

(ii)
Where a Participant terminates employment and retains a Grant pursuant to Section 6(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a "blind" trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

(e)
Termination of Employment. If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 6(e), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

(i)
Retirement Under a Company Retirement Plan. When a Participant's employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

(ii)
Rights in the Best Interests of the Company. When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 9 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant's Grants are not in the Company's best interest.

(iii)	Death or Disability of a Participant.

(1)
In the event of a Participant's death, the Participant's estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

(2)
In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

(3)
After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant's estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

(4)	In the event of uncertainty as to interpretation of or controversies concerning this Section 6, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

7.
Investment Intent. All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Section 4(2) thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

8.
Amendment, Modification, Suspension or Discontinuance of the Plan. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the stockholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding Stock Awards or Restricted Stock Purchase Offers; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

9.
Tax Withholding. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

10.
Availability of Information. During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the stockholders of the Company.

11.
Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

12.
Indemnification of Board. In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

13.
Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Nevada and construed accordingly.

14.
Effective and Termination Dates. The Plan shall become effective on the date it is approved by the holders of a majority of the shares of Stock then outstanding. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 8.

The foregoing 2008 Incentive Stock Option Plan (consisting of 14 pages, including this page) was duly adopted and approved by the Board of Directors on *, 2008 and subject to the approval of the stockholders of the Corporation on or before August *, 2008

WOOZYFLY INC.
a Nevada corporation

By:	/s/ Jonathan Bomser

Its: Jonathan Bomser
Chief Executive Officer

EXHIBIT A

WOOZYFLY INC.
INCENTIVE STOCK OPTION AGREEMENT

This Incentive Stock Option Agreement ("Agreement") is made and entered into as of the date set forth below, by and between WOOZYFLY INC., a Nevada corporation (the "Company"), and the employee of the Company named in Section 1(b). ("Optionee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Option Information.

(a)	Date of Option:

(b)	Optionee:

(c)	Number of Shares:

(d)	Exercise Price:

2. Acknowledgements.

(a) Optionee is an employee of the Company.

(b) The Board of Directors (the "Board" which term shall include an authorized committee of the Board of Directors) and stockholders of the Company have heretofore adopted a 2008 Incentive Stock Plan (the "Plan"), pursuant to which this Option is being granted.

(c) The Board has authorized the granting to Optionee of an incentive stock option ("Option") as defined in Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code") to purchase shares of common stock of the Company ("Stock") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

3. Shares; Price. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the "Shares") for cash (or other consideration as is authorized under the Plan and acceptable to the Board, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the "Exercise Price"), such price being not less than the fair market value per share of the Shares covered by this Option as of the date hereof (unless Optionee is the owner of Stock possessing ten percent or more of the total voting power or value of all outstanding Stock of the Company, in which case the Exercise Price shall be no less than 110% of the fair market value of such Stock).

4. Term of Option; Continuation of Employment. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate five (5) from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee's employment if such termination occurs prior to the end of such five (5) year period. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5. Vesting of Option. Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term of Optionee's employment in four (4) equal annual installments of twenty-five percent (25%) of the Shares covered by this Option, the first installment to be exercisable on the six (6) month anniversary of the date of this Option (the "Initial Vesting Date"), with an additional twenty-five percent (25%) of such Shares becoming exercisable on each of the three (3) successive twelve (12) month periods following the Initial Vesting Date. The installments shall be cumulative (i.e., this option may be exercised, as to any or all Shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this option).

6. Exercise. This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7. Termination of Employment. If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, other than by his or her death, Optionee (or if the Optionee shall die after such termination, but prior to such exercise date, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right at any time within three (3) months following such termination of employment or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date of termination of employment and had not previously been exercised; provided, however: (i) if Optionee is permanently disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the foregoing three (3) month period shall be extended to six (6) months; or (ii) if Optionee is terminated "for cause" as that term is defined under Nevada law (including case law related thereto), or by the terms of the Plan or this Option Agreement or by any employment agreement between the Optionee and the Company, this Option shall automatically terminate as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8. Death of Optionee. If the Optionee shall die while in the employ of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within six (6) months after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10. Recapitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company".

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the stockholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11. Additional Consideration. Should the Internal Revenue Service determine that the Exercise Price established by the Board as the fair market value per Share is less than the fair market value per Share as of the date of Option grant, Optionee hereby agrees to tender such additional consideration, or agrees to tender upon exercise of all or a portion of this Option, such fair market value per Share as is determined by the Internal Revenue Service.

12. Modifications, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, and Section 422 of the Code. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

13. Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN INCENTIVE STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14. Effects of Early Disposition. Optionee understands that if an Optionee disposes of shares acquired hereunder within two (2) years after the date of this Option or within one (1) year after the date of issuance of such shares to Optionee, such Optionee will be treated for income tax purposes as having received ordinary income at the time of such disposition of an amount generally measured by the difference between the purchase price and the fair market value of such stock on the date of exercise, subject to adjustment for any tax previously paid, in addition to any tax on the difference between the sales price and Optionee's adjusted cost basis in such shares. The foregoing amount may be measured differently if Optionee is an officer, director or ten percent holder of the Company. Optionee agrees to notify the Company within ten (10) working days of any such disposition.

15. Stand-off Agreement. Optionee agrees that in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

16. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Optionee's employment by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Optionee's employment is terminated by the Company "for cause", then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 16(a) or 16(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company cannot purchase all such Shares because it is unable to meet the financial tests set forth in Nevada and/or the Nevada Revised Statutes, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 16.

(d) Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a stockholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 16 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 16(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g) Release of Restrictions on Shares. All other restrictions under this Section 16 shall terminate five (5) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

17. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided to the Company by Optionee for his or her employee records.

18. Agreement Subject to Plan; Applicable Law. This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

In Witness Whereof, the parties hereto have executed this Option as of the date first above written.

COMPANY:	WOOZYFLY INC.
a Nevada corporation

By:
Name:
Title:

OPTIONEE:
By:
(signature)
Name:

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing INCENTIVE STOCK OPTION AGREEMENT

Optionee	Spouse of Optionee

Appendix A

NOTICE OF EXERCISE

WOOZYFLY INC.
59 West 19th Street, 6th Floor
New York, NY 10001

Re: Incentive Stock Option

Notice is hereby given pursuant to Section 6 of my Incentive Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Incentive Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 2008 Incentive Stock Plan.

By:
(signature)
Name:

Appendix A

EXHIBIT B-1

WOOZYFLY INC.
EMPLOYEE NONSTATUTORY STOCK OPTION AGREEMENT

This Employee Nonstatutory Stock Option Agreement ("Agreement") is made and entered into as of the date set forth below, by and between WOOZYFLY INC., a Nevada corporation (the "Company"), and the following employee of the Company ("Optionee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Option Information.
(a)	Date of Option:
(b)	Optionee:
(c)	Number of Shares:
(d)	Exercise Price:

2. Acknowledgements.
(a) Optionee is an employee of the Company.

(b) The Board of Directors (the "Board" which term shall include an authorized committee of the Board of Directors) and stockholders of the Company have heretofore adopted a 2008 Incentive Stock Plan (the "Plan"), pursuant to which this Option is being granted; and

(c) The Board has authorized the granting to Optionee of a nonstatutory stock option ("Option") to purchase shares of common stock of the Company ("Stock") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

3. Shares; Price. Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the "Shares") for cash (or other consideration as is authorized under the Plan and acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the "Exercise Price"), such price being not less than eighty-five percent (85%) of the fair market value per share of the Shares covered by this Option as of the date hereof.

4. Term of Option; Continuation of Service. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, five (5) years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee's employment if such termination occurs prior to the end of such five (5) year period. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5. Vesting of Option. Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term of Optionee's employment in five (5) equal annual installments of twenty percent (20%) of the Shares covered by this Option, the first installment to be exercisable on the first anniversary of the date of this Option, with an additional twenty percent (20%) of such Shares becoming exercisable on each of the four (4) successive anniversary dates. The installments shall be cumulative (i.e., this option may be exercised, as to any or all shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this option).

1

6. Exercise. This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7. Termination of Employment. If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, other than by his or her death, Optionee (or if the Optionee shall die after such termination, but prior to such exercise date, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right at any time within three (3) months following such termination of employment or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date of termination of employment and had not previously been exercised; provided, however: (i) if Optionee is permanently disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the foregoing three (3) month period shall be extended to six (6) months; or (ii) if Optionee is terminated "for cause" as that term is defined under Nevada law (including case law related thereto), or by the terms of the Plan or this Option Agreement or by any employment agreement between the Optionee and the Company, this Option shall automatically terminate as to all Shares covered by this Option not exercised prior to termination.

Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8. Death of Optionee. If the Optionee shall die while in the employ of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within six (6) months after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10. Recapitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company".

2

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the stockholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12. Modification, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, the Code and applicable state law. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

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13. Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14. Stand-off Agreement. Optionee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

15. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

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(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Optionee's employment by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Optionee's employment is terminated by the Company "for cause", then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company cannot purchase all such Shares because it is unable to meet the financial tests set forth in the Nevada Revised Statutes, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

(d) Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a stockholder with respect thereto.

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(f) Permitted Transfers. Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g) Release of Restrictions on Shares. All other restrictions under this Section 15 shall terminate five (5) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

16. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for his or her employee records.

17. Agreement Subject to Plan; Applicable Law. This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

In Witness Whereof, the parties hereto have executed this Option as of the date first above written.

COMPANY:	WOOZYFLY INC. a Nevada corporation

By:
Name:
Title:

OPTIONEE:
By:
(signature)
Name:

6

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing INCENTIVE STOCK OPTION AGREEMENT

Optionee	Spouse of Optionee

7

Appendix A

NOTICE OF EXERCISE

WOOZYFLY INC.
59 West 19h Street, 6th Floor
New York, NY 10001

Re: Nonstatutory Stock Option

Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 2008 Incentive Stock Plan.

By:
(signature)
Name:

8

EXHIBIT B-2

WOOZYFLY INC.
NONSTATUTORY STOCK OPTION AGREEMENT

This Nonstatutory Stock Option Agreement ("Agreement") is made and entered into as of the date set forth below, by and between WOOZYFLY INC., Nevada corporation (the "Company"), and the following Director of the Company ("Optionee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Option Information.
(a)	Date of Option:
(b)	Optionee:
(c)	Number of Shares:
(d)	Exercise Price:

2. Acknowledgements.
(a) Optionee is a member of the Board of Directors of the Company.

(b) The Board of Directors (the "Board" which term shall include an authorized committee of the Board of Directors) and stockholders of the Company have heretofore adopted a 2008 Incentive Stock Plan (the "Plan"), pursuant to which this Option is being granted; and

(c) The Board has authorized the granting to Optionee of a nonstatutory stock option ("Option") to purchase shares of common stock of the Company ("Stock") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

3. Shares; Price. Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the "Shares") for cash (or other consideration as is authorized under the Plan and acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the "Exercise Price"), such price being not less than eighty-five percent (85%) of the fair market value per share of the Shares covered by this Option as of the date hereof.

4. Term of Option; Continuation of Service. This Option shall expire, and all rights hereunder to purchase the Shares shall terminate, ten (10) years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee's employment if such termination occurs prior to the end of such ten (10) year period. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5. Vesting of Option. Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term that Optionee serves as a Director of the Company in three (3) equal annual installments of thirty-three and one-third percent (33 1/3%) of the Shares covered by this Option, the first installment to be exercisable on the first anniversary of the date of this Option, with an additional thirty-three and one-third percent (33 1/3%) of such Shares becoming exercisable on each of the two (2) successive anniversary dates. The installments shall be cumulative (i.e., this option may be exercised, as to any or all shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this Option).

6. Exercise. This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7. Termination of Service. If Optionee shall cease to serve as a Director of the Company for any reason, no further installments shall vest pursuant to Section 5, and the maximum number of Shares that Optionee may purchase pursuant hereto shall be limited to the number of Shares that were vested as of the date Optionee ceases to be a Director (to the nearest whole Share). Thereupon, Optionee shall have the right to exercise this Option, at any time during the remaining term hereof, to the extent, but only to the extent, that this Option was exercisable as of the date Optionee ceases to be a Director; provided, however, if Optionee is removed as a Director pursuant to the Nevada Revised Statutes, the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be a Director as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8. Death of Optionee. If the Optionee shall die while in the employ of the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within six (6) months after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10. Recapitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company".

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

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Subject to any required action by the stockholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12. Modification, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, the Code and applicable state law. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

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13. Investment Intent; Restrictions on Transfer.

(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14. Stand-off Agreement. Optionee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

15. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

4

(a) Repurchase Right on Termination Other Than by Removal. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Optionee's service as a director; (ii) death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, and upon mutual agreement of the Company and Optionee, the Company may repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Removal. In the event Optionee is removed as a director pursuant to Nevada law, or Optionee voluntarily resigns as a director prior to the date upon which the last installment of Shares becomes exercisable pursuant to Section 5, then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse ratably in equal annual increments on each anniversary of the date of this Agreement over the term of this Option specified in Section 4. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon removal or resignation all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of such removal or resignation, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination or cessation of services as director, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company cannot purchase all such Shares because it is unable to meet the financial tests set forth in the Nevada Revised Statutes, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

(d) Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a stockholder with respect thereto.

5

(f) Permitted Transfers. Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g) Release of Restrictions on Shares. All other restrictions under this Section 15 shall terminate five (5) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

16. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for use in Company records related to Optionee.

17. Agreement Subject to Plan; Applicable Law. This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

IN WITNESS WHEREOF, the parties hereto have executed this Option as of the date first above written.

COMPANY:	WOOZYFLY INC. a Nevada corporation

By:
Name:
Title:

OPTIONEE:
By:
(signature)
Name:

6

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing INCENTIVE STOCK OPTION AGREEMENT

Optionee	Spouse of Optionee

7

Appendix A

NOTICE OF EXERCISE

WOOZYFLY INC.
59 West 19th Street, 6th Floor
New York, NY 10001

Re: Nonstatutory Stock Option

Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 2008 Incentive Stock Plan.

By:
(signature)
Name:

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EXHIBIT B-3

WOOZYFLY INC.
CONSULTANT NONSTATUTORY STOCK OPTION AGREEMENT

This Consultant Nonstatutory Stock Option Agreement ("Agreement") is made and entered into as of the date set forth below, by and between WOOZYFLY INC., a Nevada corporation (the "Company"), and the following consultant to the Company (herein, the "Optionee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Option Information.
(a)	Date of Option:
(b)	Optionee:
(c)	Number of Shares:
(d)	Exercise Price:

2. Acknowledgements.
(a) Optionee is an independent consultant to the Company, not an employee;
(b) The Board of Directors (the "Board" which term shall include an authorized committee of the Board of Directors) and stockholders of the Company have heretofore adopted a 2008 Incentive Stock Plan (the "Plan"), pursuant to which this Option is being granted; and

(c) The Board has authorized the granting to Optionee of a nonstatutory stock option ("Option") to purchase shares of common stock of the Company ("Stock") upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

3. Shares; Price. The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the "Shares") for cash (or other consideration as is authorized under the Plan and acceptable to the Board, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the "Exercise Price"), such price being not less than eighty-five 85% of the fair market value per share of the Shares covered by this Option as of the date hereof.

4. Term of Option. This Option shall expire, and all rights hereunder to purchase the Shares, shall terminate five (5) years from the date hereof. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate Optionee as a consultant to the Company, or to increase or decrease the compensation paid to Optionee from the rate in effect as of the date hereof.

5. Vesting of Option. Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the period that Optionee serves as a consultant of the Company in equal annual installments, each installment covering a fraction of the Shares, the numerator of which is one (1) and the denominator of which is the number of years in the term of this Option (not to exceed 5). The first installment shall become exercisable on the first anniversary of the date of this Option, and an additional installment shall become exercisable on each successive anniversary date during the term of this Option, except the last such anniversary date. The final installment shall become exercisable ninety days prior to the expiration of the term of this Option. The installments shall be cumulative (i.e., this option may be exercised, as to any or all shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this option).

6. Exercise. This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime.

7. Termination of Service. If Optionee's service as a consultant to the Company terminates for any reason, no further installments shall vest pursuant to Section 5, and Optionee shall have the right at any time within thirty (30) days following such termination of services or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date Optionee ceased to be a consultant to the Company; provided, however, if Optionee is terminated for reasons that would justify a termination of employment "for cause" as contemplated by Nevada law (including case law related thereto), the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be a consultant to the Company as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8. Death of Optionee. If the Optionee shall die while serving as a consultant to the Company, Optionee's personal representative or the person entitled to Optionee's rights hereunder may at any time within ninety (90) days after the date of Optionee's death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee's death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9. No Rights as Stockholder. Optionee shall have no rights as a stockholder with respect to the Shares covered by any installment of this Option until the effective date of the issuance of shares following exercise of this to Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10. Recapitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been "effected without receipt of consideration by the Company."

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board; provided, however, if Optionee shall be a consultant at the time such Reorganization is approved by the stockholders, Optionee shall have the right to exercise this Option as to all or any part of the Shares, without regard to the installment provisions of Section 5, for a period beginning 30 days prior to the consummation of such Reorganization and ending as of the Reorganization or the expiration of this Option, whichever is earlier, subject to the consummation of the Reorganization. In any event, the Company shall notify Optionee, at least 30 days prior to the consummation of such Reorganization, of his exercise rights, if any, and that the Option shall terminate upon the consummation of the Reorganization.

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Subject to any required action by the stockholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11. Taxation upon Exercise of Option. Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12. Modification, Extension and Renewal of Options. The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, the Code. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights of Optionee hereunder.

13. Investment Intent; Restrictions on Transfer.
(a) Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

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(b) Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

(c) Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ___________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

14. Stand-off Agreement. Optionee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of up to one year following the effective date of registration of such offering.

15. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Optionee's service as a consultant, voluntary or involuntary and with or without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

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(b) Repurchase Right on Termination for Cause. In the event Optionee's service as a consultant is terminated by the Company "for cause" (as contemplated by Section 7), then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse ratably in equal annual increments on each anniversary of the date of this Agreement over the term of this Option specified in Section 4. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon any such termination of service for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any repurchase right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company cannot purchase all such Shares because it is unable to meet the financial tests set forth in the Nevada Revised Statutes, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

(d) Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a stockholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

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(g) Release of Restrictions on Shares. All rights and restrictions under this Section 15 shall terminate five (5) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

16. Notices. Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for use in Company records related to Optionee.

17. Agreement Subject to Plan; Applicable Law. This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

[SIGNATURE PAGE FOLLOWS.]

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In Witness Whereof, the parties hereto have executed this Option as of the date first above written.

COMPANY:	WOOZYFLY INC. a Nevada corporation

By:
Name:
Title:

OPTIONEE:
By:
(signature)
Name:

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Optionee hereby agrees to be bound by the provisions of the foregoing INCENTIVE STOCK OPTION AGREEMENT

Optionee	Spouse of Optionee

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Appendix A

NOTICE OF EXERCISE

WOOZYFLY INC.
59 West 19th Street, 6th Floor
New York, NY 10001

Re: Nonstatutory Stock Option

Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company's 2008 Incentive Stock Plan.

By: _______________________________
(signature)
Name:_____________________________

Appendix A

EXHIBIT C

WOOZYFLY INC.
STOCK AWARD AGREEMENT

This Stock Award Agreement ("Agreement") is made and entered into as of the date set forth below, by and between WOOZYFLY INC., a Nevada corporation (the "Company"), and the employee, director or consultant of the Company named in Section 1(b). ("Grantee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Stock Award Information.
(a)	Date of Award:	_______________________________
(b)	Grantee:	_______________________________
(c)	Number of Shares:	_______________________________
(d)	Original Value:	_______________________________

2. Acknowledgements.
(a) Grantee is a [employee/director/consultant] of the Company.

(b) The Company has adopted a 2008 Incentive Stock Plan (the "Plan") under which the Company's common stock ("Stock") may be offered to directors, officers, employees and consultants pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

3. Shares; Value. The Company hereby grants to Grantee, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) (the "Shares"), which Shares have a fair value per share ("Original Value") equal to the amount set forth in Section 1(d). For the purpose of this Agreement, the terms "Share" or "Shares" shall include the original Shares plus any shares derived therefrom, regardless of the fact that the number, attributes or par value of such Shares may have been altered by reason of any recapitalization, subdivision, consolidation, stock dividend or amendment of the corporate charter of the Company. The number of Shares covered by this Agreement and the Original Value thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

4. Investment Intent. Grantee represents and agrees that Grantee is accepting the Shares for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that, if requested, Grantee shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares are registered under the Securities Act, Grantee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

5. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Grantee except as hereinafter provided.

(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Grantee's employment [or service as a director/consultant] by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Grantee; (iii) bankruptcy of Grantee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Grantee, to the extent that any of the Shares are allocated as the sole and separate property of Grantee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Grantee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to purchase all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Grantee's employment [or service as a director/consultant] is terminated by the Company "for cause" (as defined below), then the Company shall have the right (but not an obligation) to purchase Shares of Grantee at a price equal to the Original Value. Such right of the Company to purchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. Termination of employment [or service as a director/consultant] "for cause" means (i) as to employees or consultants, termination for cause as contemplated by Nevada (including case law related thereto), or as defined in the Plan, this Agreement or in any employment [or consulting] agreement between the Company and Grantee, or (ii) as to directors, removal pursuant to the Nevada Revised Statutes. In the event the Company elects to purchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 4(a) or 4(b) shall be exercised by giving notice of exercise as provided herein to Grantee or the estate of Grantee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination or cessation of services as director, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Grantee for the Shares. If the Company cannot purchase all such Shares because it is unable to meet the financial tests set forth in the Nevada Revised Statutes, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 5.

(d) Right of First Refusal. In the event Grantee desires to transfer any Shares during his or her lifetime, Grantee shall first offer to sell such Shares to the Company. Grantee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Grantee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Grantee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Grantee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Grantee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Grantee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a stockholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 5 to the contrary, the Grantee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Grantee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Grantee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 5(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Grantee and the Company.

(g) Release of Restrictions on Shares. All rights and restrictions under this Section 5 shall terminate five (5) years following the date of this Agreement, or when the Company's securities are publicly traded, whichever occurs earlier.

6. Representations and Warranties of the Grantee. This Agreement and the issuance and grant of the Shares hereunder is made by the Company in reliance upon the express representations and warranties of the Grantee, which by acceptance hereof the Grantee confirms that:

(a) The Shares granted to him pursuant to this Agreement are being acquired by him for his own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares. It is understood that the Shares have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends, among other things, upon the bona fide nature of his representations as expressed herein;

(b) The Shares must be held by him indefinitely unless they are subsequently registered under the Act and any applicable state securities laws, or an exemption from such registration is available. The Company is under no obligation to register the Shares or to make available any such exemption; and

(c) Grantee further represents that Grantee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition and to obtain additional information reasonably necessary to verify the accuracy of such information,

(d) Unless and until the Shares represented by this Grant are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN STOCK AWARD AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

(e) Grantee understands that he or she will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, as of the date of grant, exceeds the price paid by Grantee, if any. The acceptance of the Shares by Grantee shall constitute an agreement by Grantee to report such income in accordance with then applicable law. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Grantee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Grantee to make a cash payment to cover such liability.

7. Stand-off Agreement. Grantee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Grantee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering. This Section 8 shall survive any termination of this Agreement.

8. Termination of Agreement. This Agreement shall terminate on the occurrence of any one of the following events: (a) written agreement of all parties to that effect; (b) a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company; (c) the closing of any public offering of common stock of the Company pursuant to an effective registration statement under the Securities Act; or (d) dissolution, bankruptcy, or insolvency of the Company.

9. Agreement Subject to Plan; Applicable Law. This Grant is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Grantee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Grant shall be governed by the laws of the State of Nevada and subject to the exclusive jurisdiction of the courts therein.

10. Miscellaneous.
(a) Notices. Any notice required to be given pursuant to this Agreement or the Plan shall be in writing and shall be deemed to have been duly delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Grantee at the last address provided by Grantee for use in the Company's records.

(b) Entire Agreement. This instrument constitutes the sole agreement of the parties hereto with respect to the Shares. Any prior agreements, promises or representations concerning the Shares not included or reference herein shall be of no force or effect. This Agreement shall be binding on, and shall inure to the benefit of, the Parties hereto and their respective transferees, heirs, legal representatives, successors, and assigns.

(c) Enforcement. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Nevada and subject to the exclusive jurisdiction of the courts located in _____, Nevada. If Grantee attempts to transfer any of the Shares subject to this Agreement, or any interest in them in violation of the terms of this Agreement, the Company may apply to any court for an injunctive order prohibiting such proposed transaction, and the Company may institute and maintain proceedings against Grantee to compel specific performance of this Agreement without the necessity of proving the existence or extent of any damages to the Company. Any such attempted transaction shares in violation of this Agreement shall be null and void.

(d) Validity of Agreement. The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only on the written consent of all parties hereto. It is intended that each Section of this Agreement shall be viewed as separate and divisible, and in the event that any Section shall be held to be invalid, the remaining Sections shall continue to be in full force and effect.

In Witness Whereof, the parties have executed this Agreement as of the date first above written.

COMPANY:	WOOZYFLY INC.
a Nevada corporation

By:___________________________
Name:_________________________
Title:__________________________

GRANTEE:
By:___________________________
(signature)
Name:_________________________

(one of the following, as appropriate, shall be signed)

I certify that as of the date hereof I am unmarried	By his or her signature, the spouse of Grantee hereby agrees to be bound by the provisions of the foregoing STOCK AWARD AGREEMENT

Grantee	Spouse of Grantee

EXHIBIT D

WOOZYFLY, INC.
RESTRICTED STOCK PURCHASE AGREEMENT

This Restricted Stock Purchase Agreement ("Agreement") is made and entered into as of the date set forth below, by and between WOOZYFLY, INC., a Nevada corporation (the "Company"), and the employee, director or consultant of the Company named in Section 1(b). ("Grantee"):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1. Stock Purchase Information.
(a)	Date of Agreement:	__________________________________
(b)	Grantee:	__________________________________
(c)	Number of Shares:	__________________________________
(d)	Purchase Price:	__________________________________

2. Acknowledgements.
(a) Grantee is a [employee/director/consultant] of the Company.

(b) The Company has adopted a 2008 Incentive Stock Plan (the "Plan") under which the Company's common stock ("Stock") may be offered to officers, employees, directors and consultants pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") provided by Section 4(2) thereunder.

(c) The Grantee desires to purchase shares of the Company's common stock on the terms and conditions set forth herein.

3. Purchase of Shares. The Company hereby agrees to sell and Grantee hereby agrees to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) (the "Shares"), at the price per Share set forth in Section 1(d) (the "Price"). For the purpose of this Agreement, the terms "Share" or "Shares" shall include the original Shares plus any shares derived therefrom, regardless of the fact that the number, attributes or par value of such Shares may have been altered by reason of any recapitalization, subdivision, consolidation, stock dividend or amendment of the corporate charter of the Company. The number of Shares covered by this Agreement shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

4. Investment Intent. Grantee represents and agrees that Grantee is accepting the Shares for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that, if requested, Grantee shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares are registered under the Securities Act, Grantee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

5. Restriction Upon Transfer. The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Grantee except as hereinafter provided.
(a) Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a "Repurchase Event" shall mean an occurrence of one of (i) termination of Grantee's employment [or service as a director/consultant] by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Grantee; (iii) bankruptcy of Grantee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Grantee, to the extent that any of the Shares are allocated as the sole and separate property of Grantee's spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Grantee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Grantee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Grantee's employment [or service as a director/consultant] is terminated by the Company "for cause" (as defined below), then the Company shall have the right (but not an obligation) to repurchase Shares of Grantee at a price equal to the Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. Termination of employment [or service as a director/consultant] "for cause" means (i) as to employees and consultants, termination for cause as contemplated by Nevada (including case law related thereto), or as defined in the Plan, this Agreement or in any employment [or consulting] agreement between the Company and Grantee, or (ii) as to directors, removal pursuant to the Nevada Revised Statutes. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

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(c) Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 4(a) or 4(b) shall be exercised by giving notice of exercise as provided herein to Grantee or the estate of Grantee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Grantee for the Shares. If the Company cannot purchase all such Shares because it is unable to meet the financial tests set forth in the Nevada Revised Statutes, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 5.

(d) Right of First Refusal. In the event Grantee desires to transfer any Shares during his or her lifetime, Grantee shall first offer to sell such Shares to the Company. Grantee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Grantee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Grantee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Grantee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e) Acceptance of Restrictions. Acceptance of the Shares shall constitute the Grantee's agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Grantee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a stockholder with respect thereto.

(f) Permitted Transfers. Notwithstanding any provisions in this Section 5 to the contrary, the Grantee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Grantee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Grantee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 5(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Grantee and the Company.

(g) Release of Restrictions on Shares. All rights and restrictions under this Section 5 shall terminate five (5) years following the date upon which the Company receives the full Price as set forth in Section 3, or when the Company's securities are publicly traded, whichever occurs earlier.

5. Representations and Warranties of the Grantee. This Agreement and the issuance and grant of the Shares hereunder are made by the Company in reliance upon the express representations and warranties of the Grantee, which by acceptance hereof the Grantee confirms that:
(a) The Shares granted to him pursuant to this Agreement are being acquired by him for his own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares. It is understood that the Shares have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends, among other things, upon the bona fide nature of his representations as expressed herein;

(b) The Shares must be held by him indefinitely unless they are subsequently registered under the Act and any applicable state securities laws, or an exemption from such registration is available. The Company is under no obligation to register the Shares or to make available any such exemption; and

(c) Grantee further represents that Grantee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition and to obtain additional information reasonably necessary to verify the accuracy of such information;

(d) Unless and until the Shares represented by this Grant are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

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THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT') OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN RESTRICTED STOCK PURCHASE AGREEMENT DATED ____________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company's transfer agent.

(e) Grantee understands that he or she will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, as of the date of Grant, exceeds the price paid by Grantee. The acceptance of the Shares by Grantee shall constitute an agreement by Grantee to report such income in accordance with then applicable law. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Grantee's then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Grantee to make a cash payment to cover such liability.

7. Stand-off Agreement. Grantee agrees that, in connection with any registration of the Company's securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company's securities, Grantee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering. This Section 8 shall survive any termination of this Agreement.

8. Termination of Agreement. This Agreement shall terminate on the occurrence of any one of the following events: (a) written agreement of all parties to that effect; (b) a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company; (c) the closing of any public offering of common stock of the Company pursuant to an effective registration statement under the Act; or (d) dissolution, bankruptcy, or insolvency of the Company.

9. Agreement Subject to Plan; Applicable Law. This Grant is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Grantee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Grant shall be governed by the laws of the State of Nevada and subject to the exclusive jurisdiction of the courts therein.

10. Miscellaneous.

(a) Notices. Any notice required to be given pursuant to this Agreement or the Plan shall be in writing and shall be deemed to have been duly delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Grantee at the last address provided by Grantee for use in the Company's records.

(b) Entire Agreement. This instrument constitutes the sole agreement of the parties hereto with respect to the Shares. Any prior agreements, promises or representations concerning the Shares not included or reference herein shall be of no force or effect. This Agreement shall be binding on, and shall inure to the benefit of, the Parties hereto and their respective transferees, heirs, legal representatives, successors, and assigns.

(c) Enforcement. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Nevada and subject to the exclusive jurisdiction of the courts located in Clark County. If Grantee attempts to transfer any of the Shares subject to this Agreement, or any interest in them in violation of the terms of this Agreement, the Company may apply to any court for an injunctive order prohibiting such proposed transaction, and the Company may institute and maintain proceedings against Grantee to compel specific performance of this Agreement without the necessity of proving the existence or extent of any damages to the Company. Any such attempted transaction shares in violation of this Agreement shall be null and void.

(d) Validity of Agreement. The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only on the written consent of all parties hereto. It is intended that each Section of this Agreement shall be viewed as separate and divisible, and in the event that any Section shall be held to be invalid, the remaining Sections shall continue to be in full force and effect.

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In Witness Whereof, the parties have executed this Agreement as of the date first above written.

COMPANY:	WOOZYFLY INC.
a Nevada corporation

By:____________________________
Name:__________________________
Title:___________________________

GRANTEE:
By:____________________________
(signature)
Name:__________________________

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EXHIBIT C
AMENDED AND RESTATED BYLAWS
BYLAWS
OF
Woozyfly Inc.
(the "Corporation")

ARTICLE I: MEETINGS OF STOCKHOLDERS

SECTION 1 - ANNUAL MEETINGS

The annual meeting of the stockholders of the Corporation shall be held at the time fixed, from time to time, by the Board of Directors.

SECTION 2 - SPECIAL MEETINGS

Special meetings of the stockholders may be called by the Board of Directors or such person or persons authorized by the Board of Directors.

SECTION 3 - PLACE OF MEETINGS

Meetings of stockholders shall be held at the registered office of the Corporation, or at such other places, within or without the State of Nevada as the Board of Directors may from time to time fix.

SECTION 4 - NOTICE OF MEETINGS

A notice convening an annual or special meeting which specifies the place, day, and hour of the meeting, and the general nature of the business of the meeting, must be faxed, personally delivered or mailed postage prepaid to each stockholder of the Corporation entitled to vote at the meeting at the address of the stockholder as it appears on the stock transfer ledger of the Corporation, at least ten (10) days prior to the meeting. Accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, a stockholder will not invalidate the proceedings at that meeting.

SECTION 5 - ACTION WITHOUT A MEETING

Unless otherwise provided by law, any action required to be taken at a meeting of the stockholders, or any other action which may be taken at a meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote if written consents are signed by stockholders representing a majority of the shares entitled to vote at such a meeting, except however, if a different proportion of voting power is required by law, the Articles of Incorporation or these Bylaws, than that proportion of written consents is required. Such written consents must be filed with the minutes of the proceedings of the stockholders of the Corporation.

SECTION 6 - QUORUM

a) No business, other than the election of the chairman or the adjournment of the meeting, will be transacted at an annual or special meeting unless a quorum of stockholders, entitled to attend and vote, is present at the commencement of the meeting, but the quorum need not be present throughout the meeting.

b) Except as otherwise provided in these Bylaws, a quorum is two persons present and being, or representing by proxy, stockholders of the Corporation.

c) If within half an hour from the time appointed for an annual or special meeting a quorum is not present, the meeting shall stand adjourned to a day, time and place as determined by the chairman of the meeting.

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SECTION 7 - VOTING

Subject to a special voting rights or restrictions attached to a class of shares, each stockholder shall be entitled to one vote for each share of stock in his or her own name on the books of the corporation, whether represented in person or by proxy.

SECTION 8 - MOTIONS

No motion proposed at an annual or special meeting need be seconded.

SECTION 9 - EQUALITY OF VOTES

In the case of an equality of votes, the chairman of the meeting at which the vote takes place is not entitled to have a casting vote in addition to the vote or votes to which he may be entitled as a stockholder of proxy holder.

SECTION 10 - DISPUTE AS TO ENTITLEMENT TO VOTE

In a dispute as to the admission or rejection of a vote at an annual or special meeting, the decision of the chairman made in good faith is conclusive.

SECTION 11 - PROXY

a) Each stockholder entitled to vote at an annual or special meeting may do so either in person or by proxy. A form of proxy must be in writing under the hand of the appointer or of his or her attorney duly authorized in writing, or, if the appointer is a corporation, either under the seal of the corporation or under the hand of a duly authorized officer or attorney. A proxy holder need not be a stockholder of the Corporation.

b) A form of proxy and the power of attorney or other authority, if any, under which it is signed or a facsimiled copy thereof must be deposited at the registered office of the Corporation or at such other place as is specified for that purpose in the notice convening the meeting. In addition to any other method of depositing proxies provided for in these Bylaws, the Directors may from time to time by resolution make regulations relating to the depositing of proxies at a place or places and fixing the time or times for depositing the proxies not exceeding 48 hours (excluding Saturdays, Sundays and holidays) preceding the meeting or adjourned meeting specified in the notice calling a meeting of stockholders.

ARTICLE II: BOARD OF DIRECTORS

SECTION 1 - NUMBER, TERM, ELECTION AND QUALIFICATIONS

a) The first Board of Directors of the Corporation, and all subsequent Boards of the Corporation, shall consist of not less than one (1) and not more than nine (9) directors. The number of Directors may be fixed and changed from time to time by ordinary resolution of the stockholders of the Corporation.

b) The first Board of Directors shall hold office until the first annual meeting of stockholders and until their successors have been duly elected and qualified or until there is a decrease in the number of directors. Thereinafter, Directors will be elected at the annual meeting of stockholders and shall hold office until the annual meeting of the stockholders next succeeding his or her election, or until his or her prior death, resignation or removal. Any Director may resign at any time upon written notice of such resignation to the Corporation.

c) A casual vacancy occurring in the Board may be filled by the remaining Directors.

d) Between successive annual meetings, the Directors have the power to appoint one or more additional Directors but not more than 1/2 of the number of Directors fixed at the last stockholder meeting at which Directors were elected. A Director so appointed holds office only until the next following annual meeting of the Corporation, but is eligible for election at that meeting. So long as he or she is an additional Director, the number of Directors will be increased accordingly.

e) A Director is not required to hold a share in the capital of the Corporation as qualification for his or her office.

SECTION 2 - DUTIES, POWERS AND REMUNERATION

a) The Board of Directors shall be responsible for the control and management of the business and affairs, property and interests of the Corporation, and may exercise all powers of the Corporation, except for those powers conferred upon or reserved for the stockholders or any other persons as required under Nevada state law, the Corporation’s Articles of Incorporation or by these Bylaws.

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b) The remuneration of the Directors may from time to time be determined by the Directors or, if the Directors decide, by the stockholders.

SECTION 3 - MEETINGS OF DIRECTORS

a) The President of the Corporation shall preside as chairman at every meeting of the Directors, or if the President is not present or is willing to act as chairman, the Directors present shall choose one of their number to be chairman of the meeting.

b) The Directors may meet together for the dispatch of business, and adjourn and otherwise regulate their meetings as they think fit. Questions arising at a meeting must be decided by a majority of votes. In case of an equality of votes the chairman does not have a second or casting vote. Meetings of the Board held at regular intervals may be held at the place and time upon the notice (if any) as the Board may by resolution from time to time determine.

c) A Director may participate in a meeting of the Board or of a committee of the Directors using conference telephones or other communications facilities by which all Directors participating in the meeting can hear each other and provided that all such Directors agree to such participation. A Director participating in a meeting in accordance with this Bylaw is deemed to be present at the meeting and to have so agreed. Such Director will be counted in the quorum and entitled to speak and vote at the meeting.

d) A Director may, and the Secretary on request of a Director shall, call a meeting of the Board. Reasonable notice of the meeting specifying the place, day and hour of the meeting must be given by mail, postage prepaid, addressed to each of the Directors and alternate Directors at his or her address as it appears on the books of the Corporation or by leaving it at his or her usual business or residential address or by telephone, facsimile or other method of transmitting legibly recorded messages. It is not necessary to give notice of a meeting of Directors to a Director immediately following a stockholder meeting at which the Director has been elected, or is the meeting of Directors at which the Director is appointed.

e) A Director of the Corporation may file with the Secretary a document executed by him waiving notice of a past, present or future meeting or meetings of the Directors being, or required to have been, sent to him and may at any time withdraw the waiver with respect to meetings held thereafter. After filing such waiver with respect to future meetings and until the waiver is withdrawn no notice of a meeting of Directors need be given to the Director. All meetings of the Directors so held will be deemed not to be improperly called or constituted by reason of notice not having been given to the Director.

f) The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors and if not so fixed is a majority of the Directors or, if the number of Directors is fixed at one, is one Director.

g) The continuing Directors may act notwithstanding a vacancy in their body but, if and so long as their number is reduced below the number fixed pursuant to these Bylaws as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number of Directors to that number, or of summoning a stockholder meeting of the Corporation, but for no other purpose.

h) All acts done by a meeting of the Directors, a committee of Directors, or a person acting as a Director, will, notwithstanding that it be afterwards discovered that there was some defect in the qualification, election or appointment of the Directors, stockholders of the committee or person acting as a Director, or that any of them were disqualified, be as valid as if the person had been duly elected or appointed and was qualified to be a Director.

i) A resolution consented to in writing, whether by facsimile or other method of transmitting legibly recorded messages, by all of the Directors is as valid as if it had been passed at a meeting of the Directors duly called and held. A resolution may be in two or more counterparts which together are deemed to constitute one resolution in writing. A resolution must be filed with the minutes of the proceedings of the directors and is effective on the date stated on it or on the latest date stated on a counterpart.

j) All Directors of the Corporation shall have equal voting power.

SECTION 4 - REMOVAL

One or more or all the Directors of the Corporation may be removed with or without cause at any time by a vote of two-thirds of the stockholders entitled to vote thereon, at a special meeting of the stockholders called for that purpose.

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SECTION 5 - COMMITTEES

a) The Directors may from time to time by resolution designate from among its members one or more committees, and alternate members thereof, as they deem desirable, each consisting of one or more members, with such powers and authority (to the extent permitted by law and these Bylaws) as may be provided in such resolution. Each such committee shall serve at the pleasure of the Board of Directors and unless otherwise stated by law, the Certificate of Incorporation of the Corporation or these Bylaws, shall be governed by the rules and regulations stated herein regarding the Board of Directors.

b) Each Committee shall keep regular minutes of its transactions, shall cause them to be recorded in the books kept for that purpose, and shall report them to the Board at such times as the Board may from time to time require. The Board has the power at any time to revoke or override the authority given to or acts done by any Committee.

ARTICLE III: OFFICERS

SECTION 1 - NUMBER, QUALIFICATION, ELECTION AND TERM OF OFFICE

a) The Corporation's officers shall have such titles and duties as shall be stated in these Bylaws or in a resolution of the Board of Directors which is not inconsistent with these Bylaws. The officers of the Corporation shall consist of a president, secretary, treasurer, and also may have one or more vice presidents, assistant secretaries and assistant treasurers and such other officers as the Board of Directors may from time to time deem advisable. Any officer may hold two or more offices in the Corporation, and may or may not also act as a Director.

b) The officers of the Corporation shall be elected by the Board of Directors at the regular annual meeting of the Board following the annual meeting of stockholders.

c) Each officer shall hold office until the annual meeting of the Board of Directors next succeeding his or her election, and until his or her successor shall have been duly elected and qualified, subject to earlier termination by his or her death, resignation or removal.

SECTION 2 - RESIGNATION

Any officer may resign at any time by giving written notice of such resignation to the Corporation.

SECTION 3 - REMOVAL

Any officer appointed by the Board of Directors may be removed by a majority vote of the Board, either with or without cause, and a successor appointed by the Board at any time, and any officer or assistant officer, if appointed by another officer, may likewise be removed by such officer.

SECTION 4 - REMUNERATION

The remuneration of the Officers of the Corporation may from time to time be determined by the Directors or, if the Directors decide, by the stockholders.

SECTION 5 - CONFLICT OF INTEREST

Each officer of the Corporation who holds another office or possesses property whereby, whether directly or indirectly, duties or interests might be created in conflict with his or her duties or interests as an officer of the Corporation shall, in writing, disclose to the President the fact and the nature, character and extent of the conflict.

ARTICLE V: SHARES OF STOCK

SECTION 1 - CERTIFICATE OF STOCK

a) The shares of the Corporation shall be represented by certificates or shall be uncertificated shares.

b) Certificated shares of the Corporation shall be signed, either manually or by facsimile, by officers or agents designated by the Corporation for such purposes, and shall certify the number of shares owned by the stockholder in the Corporation. Whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents, the transfer agent or transfer clerk or the registrar of the Corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. If the Corporation uses facsimile signatures of its officers and agents on its stock certificates, it cannot act as registrar of its own stock, but its transfer agent and registrar may be identical if the institution acting in those dual capacities countersigns or otherwise authenticates any stock certificates in both capacities. If any officer who has signed or whose facsimile signature has been placed upon such certificate, shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

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c) If the Corporation issued uncertificated shares as provided for in these Bylaws, within a reasonable time after the issuance or transfer of such uncertificated shares, and at least annually thereafter, the Corporation shall send the stockholder a written statement certifying the number of shares owned by such stockholder in the Corporation.

d) Except as otherwise provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical.

e) If a share certificate:

(i) is worn out or defaced, the Directors shall, upon production to them of the certificate and upon such other terms, if any, as they may think fit, order the certificate to be cancelled and issue a new certificate;

(ii) is lost, stolen or destroyed, then upon proof being given to the satisfaction of the Directors and upon and indemnity, if any being given, as the Directors think adequate, the Directors shall issue a new certificate; or

(iii) represents more than one share and the registered owner surrenders it to the Corporation with a written request that the Corporation issue in his or her name two or more certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered, the Corporation shall cancel the certificate so surrendered and issue new certificates in accordance with such request.

SECTION 2 - TRANSFERS OF SHARES

a) Transfers or registration of transfers of shares of the Corporation shall be made on the stock transfer books of the Corporation by the registered holder thereof, or by his or her attorney duly authorized by a written power of attorney; and in the case of shares represented by certificates, only after the surrender to the Corporation of the certificates representing such shares with such shares properly endorsed, with such evidence of the authenticity of such endorsement, transfer, authorization and other matters as the Corporation may reasonably require, and the payment of all stock transfer taxes due thereon.

b) The Corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

SECTION 3 - RECORD DATE

a) The Directors may fix in advance a date, which must not be more than 60 days permitted by the preceding the date of a meeting of stockholders or a class of stockholders, or of the payment of a dividend or of the proposed taking of any other proper action requiring the determination of stockholders as the record date for the determination of the stockholders entitled to notice of, or to attend and vote at, a meeting and an adjournment of the meeting, or entitled to receive payment of a dividend or for any other proper purpose and, in such case, notwithstanding anything in these Bylaws, only stockholders of records on the date so fixed will be deemed to be the stockholders for the purposes of this Bylaw.

b) Where no record date is so fixed for the determination of stockholders as provided in the preceding Bylaw, the date on which the notice is mailed or on which the resolution declaring the dividend is adopted, as the case may be, is the record date for such determination.

SECTION 4 - FRACTIONAL SHARES

Notwithstanding anything else in these Bylaws, the Corporation, if the Directors so resolve, will not be required to issue fractional shares in connection with an amalgamation, consolidation, exchange or conversion. At the discretion of the Directors, fractional interests in shares may be rounded to the nearest whole number, with fractions of 1/2 being rounded to the next highest whole number, or may be purchased for cancellation by the Corporation for such consideration as the Directors determine. The Directors may determine the manner in which fractional interests in shares are to be transferred and delivered to the Corporation in exchange for consideration and a determination so made is binding upon all stockholders of the Corporation. In case stockholders having fractional interests in shares fail to deliver them to the Corporation in accordance with a determination made by the Directors, the Corporation may deposit with the Corporation's Registrar and Transfer Agent a sum sufficient to pay the consideration payable by the Corporation for the fractional interests in shares, such deposit to be set aside in trust for such stockholders. Such setting aside is deemed to be payment to such stockholders for the fractional interests in shares not so delivered which will thereupon not be considered as outstanding and such stockholders will not be considered to be stockholders of the Corporation with respect thereto and will have no right except to receive payment of the money so set aside and deposited upon delivery of the certificates for the shares held prior to the amalgamation, consolidation, exchange or conversion which result in fractional interests in shares.

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ARTICLE VI: DIVIDENDS

a) Dividends may be declared and paid out of any funds available therefor, as often, in such amounts, and at such time or times as the Board of Directors may determine and shares may be issued pro rata and without consideration to the Corporation’s stockholders or to the stockholders of one or more classes or series.

b) Shares of one class or series may not be issued as a share dividend to stockholders of another class or series unless such issuance is in accordance with the Articles of Incorporation and:

(i) a majority of the current stockholders of the class or series to be issued approve the issue; or

(ii) there are no outstanding shares of the class or series of shares that are authorized to be issued as a dividend.

ARTICLE VII: BORROWING POWERS

a) The Directors may from time to time on behalf of the Corporation:

(i) borrow money in such manner and amount, on such security, from such sources and upon such terms and conditions as they think fit,

(ii) issue bonds, debentures and other debt obligations either outright or as security for liability or obligation of the Corporation or another person, and

(iii)mortgage, charge, whether by way of specific or floating charge, and give other security on the undertaking, or on the whole or a part of the property and assets of the Corporation (both present and future).

b) A bond, debenture or other debt obligation of the Corporation may be issued at a discount, premium or otherwise, and with a special privilege as to redemption, surrender, drawing, allotment of or conversion into or exchange for shares or other securities, attending and voting at stockholder meetings of the Corporation, appointment of Directors or otherwise, and may by its terms be assignable free from equities between the Corporation and the person to whom it was issued or a subsequent holder thereof, all as the Directors may determine.

ARTICLE VIII: FISCAL YEAR

The fiscal year end of the Corporation shall be fixed, and shall be subject to change, by the Board of Directors from time to time, subject to applicable law.

ARTICLE IX: CORPORATE SEAL

The corporate seal, if any, shall be in such form as shall be prescribed and altered, from time to time, by the Board of Directors. The use of a seal or stamp by the Corporation on corporate documents is not necessary and the lack thereof shall not in any way affect the legality of a corporate document.

ARTICLE X: AMENDMENTS

SECTION 1 - BY STOCKHOLDERS

All Bylaws of the Corporation shall be subject to alteration or repeal, and new Bylaws may be made by a majority vote of the stockholders at any annual meeting or special meeting called for that purpose.

SECTION 2 - BY DIRECTORS

The Board of Directors shall have the power to make, adopt, alter, amend and repeal, from time to time, Bylaws of the Corporation.

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ARTICLE XI: DISCLOSURE OF INTEREST OF DIRECTORS

a) A Director who is, in any way, directly or indirectly interested in an existing or proposed contract or transaction with the Corporation or who holds an office or possesses property whereby, directly or indirectly, a duty or interest might be created to conflict with his or her duty or interest as a Director, shall declare the nature and extent of his or her interest in such contract or transaction or of the conflict with his or her duty and interest as a Director, as the case may be.

b) A Director shall not vote in respect of a contract or transaction with the Corporation in which he is interested and if he does so his or her vote will not be counted, but he will be counted in the quorum present at the meeting at which the vote is taken. The foregoing prohibitions do not apply to:

(i) a contract or transaction relating to a loan to the Corporation, which a Director or a specified corporation or a specified firm in which he has an interest has guaranteed or joined in guaranteeing the repayment of the loan or part of the loan;

(ii) a contract or transaction made or to be made with or for the benefit of a holding corporation or a subsidiary corporation of which a Director is a director or officer;

(iii)a contract by a Director to subscribe for or underwrite shares or debentures to be issued by the Corporation or a subsidiary of the Corporation, or a contract, arrangement or transaction in which a Director is directly or indirectly interested if all the other Directors are also directly or indirectly interested in the contract, arrangement or transaction;

(iv) determining the remuneration of the Directors;

(v) purchasing and maintaining insurance to cover Directors against liability incurred by them as Directors; or

(vi) the indemnification of a Director by the Corporation.

c) A Director may hold an office or place of profit with the Corporation (other than the office of Auditor of the Corporation) in conjunction with his or her office of Director for the period and on the terms (as to remuneration or otherwise) as the Directors may determine. No Director or intended Director will be disqualified by his or her office from contracting with the Corporation either with regard to the tenure of any such other office or place of profit, or as vendor, purchaser or otherwise, and, no contract or transaction entered into by or on behalf of the Corporation in which a Director is interested is liable to be voided by reason thereof.

d) A Director or his or her firm may act in a professional capacity for the Corporation (except as Auditor of the Corporation), and he or his or her firm is entitled to remuneration for professional services as if he were not a Director.

e) A Director may be or become a director or other officer or employee of, or otherwise interested in, a corporation or firm in which the Corporation may be interested as a stockholder or otherwise, and the Director is not accountable to the Corporation for remuneration or other benefits received by him as director, officer or employee of, or from his or her interest in, the other corporation or firm, unless the stockholders otherwise direct.

ARTICLE XII: ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT

The Corporation shall, within sixty days after the filing of its Articles of Incorporation with the Secretary of State, and annually thereafter on or before the last day of the month in which the anniversary date of incorporation occurs each year, file with the Secretary of State a list of its president, secretary and treasurer and all of its Directors, along with the post office box or street address, either residence or business, and a designation of its resident agent in the state of Nevada. Such list shall be certified by an officer of the Corporation.

ARTICLE XIII: INDEMNITY OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

a) The Directors shall cause the Corporation to indemnify a Director or former Director of the Corporation and the Directors may cause the Corporation to indemnify a director or former director of a corporation of which the Corporation is or was a stockholder and the heirs and personal representatives of any such person against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him or them including an amount paid to settle an action or satisfy a judgment inactive criminal or administrative action or proceeding to which he is or they are made a party by reason of his or her being or having been a Director of the Corporation or a director of such corporation, including an action brought by the Corporation or corporation. Each Director of the Corporation on being elected or appointed is deemed to have contracted with the Corporation on the terms of the foregoing indemnity.

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b) The Directors may cause the Corporation to indemnify an officer, employee or agent of the Corporation or of a corporation of which the Corporation is or was a stockholder (notwithstanding that he is also a Director), and his or her heirs and personal representatives against all costs, charges and expenses incurred by him or them and resulting from his or her acting as an officer, employee or agent of the Corporation or corporation. In addition the Corporation shall indemnify the Secretary or an Assistance Secretary of the Corporation (if he is not a full time employee of the Corporation and notwithstanding that he is also a Director), and his or her respective heirs and legal representatives against all costs, charges and expenses incurred by him or them and arising out of the functions assigned to the Secretary by the Corporation Act or these Articles and each such Secretary and Assistant Secretary, on being appointed is deemed to have contracted with the Corporation on the terms of the foregoing indemnity.

c) The Directors may cause the Corporation to purchase and maintain insurance for the benefit of a person who is or was serving as a Director, officer, employee or agent of the Corporation or as a director, officer, employee or agent of a corporation of which the Corporation is or was a stockholder and his or her heirs or personal representatives against a liability incurred by him as a Director, officer, employee or agent.

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